                                                                    EXHIBIT 32.1

                Certification pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Paul A. Ormond, Chairman, President and Chief Executive Officer of Manor Care, Inc. (the Company) certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Annual Report of the Company on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/ Paul A. Ormond

Paul A. Ormond
Chairman, President and Chief Executive Officer
March 4, 2005